United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company's 2022 Annual Meeting held on April 27, 2022, the following matters were voted upon and the results of the vote were as follows:

1.)    To elect seven directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until their successor is duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. Each of the seven nominees for director were elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-votes
Heather E. Brilliant	2,260,919	5,037	9,358	535,122
Richard S. Cooley	2,244,675	23,635	7,004	535,122
Randolph J. Fortener	2,230,823	29,322	15,169	535,122
James F. Laird	2,214,790	56,202	4,322	535,122
Paula R. Meyer	2,230,435	37,596	7,283	535,122
Nicole R. St. Pierre	2,214,186	45,662	15,466	535,122
L'Quentus Thomas	2,234,773	33,762	6,779	535,122

2.)    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The ratification of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
2,790,800	17,915	1,721

3.)    To approve, on an advisory basis, the compensation of the Company's named executive officers. The compensation of the Company's named executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,155,696	88,721	30,897	535,122

3.)    To approve and adopt the Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan. The Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
1,532,271	733,161	9,882	535,122

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	April 28, 2022	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer